# Setting the Standard for Psychedelic Treatment Centers

Kaya Holdings, Inc.
OTCQB:KAYS

The Sacred Mushroom
Mushroom Exploration Company

Kaya Holdings
Mind Care

## Important Disclosure

KAYS is planning execution of its stated business objectives in accordance with current understanding of state and local laws and federal enforcement policies and priorities as it relates to psychedelics and cannabis. Potential investors and shareholders are cautioned that KAYS and subsidiaries including FDT will obtain advice of counsel prior to actualizing any portion of their business plan (including but not limited to license applications for the cultivation, distribution or sale of marijuana and psychedelic products, engaging in said activities or acquiring existing production/sales operations). Advice of counsel with regard to specific activities of KAYS, federal, state, or local legal action or changes in federal government policy and/or state and local laws may adversely affect business operations and shareholder value. Additionally, the launch of The Sacred Mushroom™ Psilocybin Treatment Center is dependent on receipt of final financing from our investors.

## No Offering of Securities

No offer is made by this presentation] (this “/**Presentation**”) to invest in Kaya Holdings, Inc. (the “**Company**”) or to purchase any of its securities.

## Forward-Looking Statements

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect" or similar statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, acceptance of the Company's current and future products and services in the marketplace, the ability of the Company to develop effective new products and receive regulatory approvals of such products, competitive factors, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Morgan Stanley Report

Counterpoint Global Insights: Psychedelics
July 2023

*"…Psychedelics offer a fundamental change in how mental health disorders are treated…Depression is now one of the leading causes of disability, and the global cost to treat mental health illness is anticipated to reach $6 trillion by 2030… Many patients simply do not respond to current treatment options. Psychedelic therapies are an alternative approach to treating mental health that target unmet needs and redress the lack of innovation in the field…"*

Oregon Health Authority

Service Center License ID: SC-bd26b0fe

### Name and Address

| Operational Name | Address |
|---|---|
| FDT OREGON 1, LLC (Trade Name: "The Sacred Mushroom") | 321 NW Glisan Street, suite 700<br>Portland, OR 97209 Multnomah |

### Service Center License Information

| Approved Date | Applicants | Entity Applicants |
|---|---|---|
| 04/25/2024 | Bryan Arnold | FDT Oregon 1, LLC |
| **Expiration Date** | William Jones | Fifth Dimension Therapeutics, Inc. |
| 04/25/2025 | Craig Frank | Kaya Holdings, Inc. |

On April 25, 2024, KAYS' majority owned subsidiary Fifth Dimension Therapeutics, Inc received its Psilocybin Service Center license from the Oregon Health Authority ("OHA") to operate The Sacred Mushroom™ - making KAYS the first U.S. publicly traded company to own and operate a U.S. based psychedelic treatment center.

# Addressing a Mental Healthcare Crisis

- 46,494,000 American adults (18%) battle an anxiety disorder such as Post Traumatic Stress Disorder, Panic Disorder, Obsessive Compulsive Disorder, and generalized anxiety disorder.
- 24,538,500 American adults (9.5%) suffer from a depressive illness.
- 17,306,100 American adults (6.7%) have been diagnosed with Alcohol Use Disorder.
- 18,339,300 American adults (7.1%) are classified as drug dependent.
- 11,416,860 American women (8.5 %) and 3,099,600 American men (2.5%) struggle with an eating disorder.

The crisis is overwhelming healthcare systems, accentuating the need for new therapeutic approaches.

THE SACRED MUSHROOM
Mushroom Exploration Company

# The Science of Psilocybin

Growing evidence suggests that psychedelics act on the brain's default network, or those regions of the brain that remain active when your brain is not engaged in active tasks.

The default network provides a "framework" for the brain's activity, providing structure and making order of all that is happening in the cortex and keeping external neurological information (delivered via our senses) distinct from internally generated activity (thoughts, emotions, and memory).

Psychedelics seem to suppress the default network, relaxing the separation of our senses, memories, thoughts, and emotions, and enabling each to influence each other more easily.

This ability to break down the brain's "framework" has led to a focus on psychedelics as a groundbreaking opportunity to address a wide range of mental health disorders.



5-HT2A receptor*
Pyramidal neuron
Cortical system
Prefrontal cortex
Posterior cingulate cortex
Psilocin (metabolite of psilocybin)
Amygdala
Hippocampus
Limbic system

# The Opportunity

According to research group Fact.MR, the U.S. psychedelic pharmaceutical market was valued at $487.5 million in 2021 and is expected to grow at a CAGR of 7.8% from 2022-2031, for a market valued at $1.13 billion in 2031.

According to research group Grand View Research, the U.S. psychedelic mushroom market, (inclusive of natural mushrooms, pharmaceuticals, and delivery of care) was valued at $1.837.6 billion in 2022, with an expected CAGR of 11.3% from 2023-2030, for a market valued at $4.32 billion in 2030.

Almost 75% of the revenue expected to be generated by the psychedelics market will be created primarily by Delivery of Care Treatment Centers like The Sacred Mushroom™.

This statistic is consistent with the general division of revenues between pharmaceuticals and healthcare providers in the broader healthcare market.

**Treatment Centers are an undervalued link in the psychedelics value chain.**

# The Facility

11,000 square feet on the top floor of Portland's historic Falcon Building



# The Facility









# Facility Features

Private rooms for individual sessions

Group session areas

Activity Zones
massage chairs, listening posts, journaling stations, painting and yoga sections

Microdosing Cafe

On Site cultivation

The Company has a proprietary treatment process, Synergy by Design™, that allows guests to customize their psychedelic experience.

# Treatment Philosophy

### Accessibility

Pricing structures and treatment programs that broaden the base of people able to seek healing through psilocybin.

### Sustainability

Microdosing and small dosing options for people seeking lower doses as well as those wishing to sustain advances gained through previous full-dose sessions.

### Integration

Treatment follow up options include Scared Mushroom Community Groups available through the SM App and at the facility.

# Concept Innovations



## Customized Room Options

The Company has created a way for patients to customize their in-facility room by selecting from options for sight, sound, and scent.


THE SACRED
MUSHROOM

## Micro-Dosing Cafe

Microdosing psilocybin can be experienced in a café setting, permitting the participant to consume their dose in an informal, casual, familiar environment.



## Creative Expression

Post-psilocybin follow-up that includes options for creative endeavors including playing music, drawing and painting, and yoga sessions.

# Business Model



## In-Facility Treatments

In-facility psilocybin experiences as permitted by law, both group and individual, with an emphasis on accommodating groups.



## Integration Services

After treatment services and programs to sustain treatment benefits.



## Pharmaceutical Partnerships

Cooperative research & development agreements with select pharmaceutical companies seeking to explore the medicinal benefits of psychedelics .

# Marketing

## Digital

Marketing online, landing pages, SEO, influencers and other tactics to raise awareness among interested groups.

## Communal

Use of community and advocacy groups to facilitate treatment.

## International

Partner with select travel agencies to sell treatment packages and throughout Europe and Asia.

✓ Fully reporting publicly traded company (OTCQB:KAYS).

✓ Cannabis retail operations in Oregon since 2014.

✓ Cannabis cultivation and processing operations under development in Greece.

✓ Expanding operations into natural vertical - Psychedelics.

# Conclusion

- ✓ Bringing research supported treatments to people desperately seeking relief.
- ✓ Compelling treatment center innovations and experience differentiators.
- ✓ Operating experience in highly regulated environments.
- ✓ Positioned for partnerships with select pharmaceutical companies.
- ✓ Entry into the psychedelics market coincides with intense interest in the potential for psychedelics to aid in treating many difficult-to-treat mental health conditions.

# The Sacred Mushroom

Mushroom Exploration Company

An innovative "mind care" company offering research-based therapies to people challenged by treatment resistant mental health disorders.

Kaya Holdings
Mind Care